Exhibit 10.2

EXECUTION VERSION

AMENDMENT NO. 2 TO CREDIT AGREEMENT

This AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Agreement”) dated as of June 26, 2014 is entered into by and among INTERSECTIONS INC., a Delaware corporation (the “Borrower”), BANK OF AMERICA, N.A., in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement described below) (in such capacity, the “Administrative Agent”), each of the Lenders signatory hereto and each of the Guarantors (as defined in the Credit Agreement described below) signatory hereto.  Each capitalized term used and not otherwise defined in this Agreement has the definition specified in the Credit Agreement described below.

WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into that certain Amended and Restated Credit Agreement dated as of November 15, 2012 (as amended by that certain Amendment to Credit Agreement and Waiver dated May 9, 2014, as herein amended and as otherwise amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made available to the Borrower a revolving credit facility with a swing line sublimit and a letter of credit sublimit;

WHEREAS, each of the Guarantors has entered into the Guaranty pursuant to which it has guaranteed the payment and performance of the obligations of the Borrower under the Credit Agreement and the other Loan Documents;

WHEREAS, the Borrower requests that the Administrative Agent and each of the Lenders amend the Credit Agreement on the terms and conditions contained in this Agreement;

WHEREAS, the Administrative Agent and each of the Lenders are willing to amend the Credit Agreement on the terms and conditions contained in this Agreement;

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

1.           Amendment to Credit Agreement.  Subject to the terms and conditions set forth herein and in reliance upon the representations and warranties of the Borrower set forth herein, the Credit Agreement is hereby amended as follows:

(a)             Section 1.02 of the Credit Agreement is hereby amended by inserting the following definition in appropriate alphabetical order:

“Year-to-Date Consolidated EBITDA” means, for the period commencing on the first day of the fiscal year in which such determination is made and ending on the date of determination, an amount equal to Consolidated Net Income for such period plus (a) the following to the extent deducted in calculating such Consolidated Net Income:  (i) Consolidated Interest Charges, (ii) income tax expense (net of credits), (iii) depreciation and amortization expense, (iv) non-cash charges for the impairment of goodwill, (v) non-cash stock compensation expenses, and (vi) other non-recurring expenses reducing such Consolidated Net Income which do not represent a cash item in such period or any future period (in each case of or by the Borrower and its Subsidiaries for such period) and minus (b) all extraordinary non-cash items increasing Consolidated Net Income for such period.

(b)             Section 1.02 of the Credit Agreement is hereby amended by deleting the definitions of “Consolidated Fixed Charges” and “Maturity Date” and inserting the following in lieu thereof:

“Consolidated Fixed Charges” means, for any Measurement Period, the sum of (a) Consolidated Interest Charges paid in cash during such Measurement Period, (b) the aggregate principal amount of all regularly scheduled principal payments, but excluding any such payments in respect of Loans or Letters of Credit hereunder and (c) deferred purchase price obligations (including any earn-out payments or similar obligations due and payable) paid in cash during such Measurement Period.

“Maturity Date” means March 31, 2015.

(c)             Clause (i) of Section 2.01 of the Credit Agreement is hereby amended to read as follows:

“(i) the Total Outstandings shall not exceed the Aggregate Commitments.”

(d)             Clause (x) of Section 2.03(a)(i) of the Credit Agreement is hereby amended to read as follows:

“(x) the Total Outstandings shall not exceed the Aggregate Commitments.”

(e)           Clause (i) of Section 2.04(a) of the Credit Agreement is hereby amended to read as follows:

“(i) the Total Outstandings shall not exceed the Aggregate Commitments.”

(f)             Section 7.03(i) of the Credit Agreement is hereby deleted in its entirety.

(g)             Clauses (c), (d) and (f) of Section 7.06 of the Credit Agreement are hereby amended to read as follows:

(c)           [Reserved];

(d)           [Reserved];

(f)           [Reserved].

(h)             Section 7.11(a) of the Credit Agreement is hereby amended to read as follows:

(a)           Consolidated Leverage Ratio.  Permit the Consolidated Leverage Ratio at any time to be greater than 2.00 to 1.00.

(i)             Section 7.11 of the Credit Agreement is hereby amended by adding the following subsection (c) to the end thereto:

(c)           Year-to-Date Consolidated EBITDA.  Permit the Year-to-Date Consolidated EBITDA to be less than (i) $1,750,000 for the period ending June 30, 2014, (ii) $2,250,000 for the period ending September 30, 2014 and (iii) $7,000,000 for the period ending December 31, 2014.

(j)             Schedule 2.01 to the Credit Agreement is hereby deleted in its entirety and replaced with Schedule 2.01 attached hereto.

2.           Conditions Precedent.  This Agreement and the amendments provided herein shall become effective upon the execution hereof by the Borrower, the Guarantors, the Administrative Agent and the Required Lenders.

3.           Consent of the Guarantors.  Each Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Loan Documents to which such Person is a party (including without limitation the continuation of such Person’s payment and performance obligations and the effectiveness and priority of any Liens granted thereunder, in each case upon and after the effectiveness of this Agreement and the amendments contemplated hereby) and the enforceability of such Loan Documents against such Person in accordance with its terms.

4.           Representations and Warranties.  In order to induce the Administrative Agent and the Lenders to enter into this Agreement, the Borrower represents and warrants to the Administrative Agent and such Lenders as follows:

(a)             The representations and warranties made by it in Article V of the Credit Agreement, and by each Loan Party in each of the Loan Documents to which such Loan Party is a party, are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date;

(b)             Since the date of the most recent financial reports of the Company and its Subsidiaries delivered pursuant to Section 6.01 of the Credit Agreement, no act, event, condition or circumstance has occurred or arisen which, singly or in the aggregate with one or more other acts, events, occurrences or conditions (whenever occurring or arising), has or could reasonably be expected to have a Material Adverse Effect;

(c)             This Agreement has been duly authorized, executed and delivered by the Borrower and the Guarantors party hereto and constitutes a legal, valid and binding obligation of such Person, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally and general principles of equity; and

(d)             No Default or Event of Default has occurred and is continuing under the Credit Agreement or any other Loan Document.

5.           Entire Agreement.  This Agreement, together with the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter.  No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty.  Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof.  None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

6.           Full Force and Effect of Agreement.  Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

7.           Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Agreement by telecopy, facsimile or other electronic transmission (including .pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.

8.           Governing Law.  This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York and shall be further subject to the provisions of Section 10.13 of the Credit Agreement.

9.           Enforceability.  Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

10.           References.  All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby and as from time to time hereafter further amended, modified, supplemented, restated or amended and restated (except as set forth in Section 2 herein).

11.           Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the Borrower, each Guarantor, the Administrative Agent, each Lender and their respective successors and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.

[Signature pages follow.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to Credit Agreement to be executed as of the date first above written.

BORROWER:

INTERSECTIONS INC.

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement
Intersections Inc.

GUARANTORS:

CAPTIRA ANALYTICAL, LLC

By:
Name:
Title:

CREDITCOMM SERVICES LLC

By:
Name:
Title:

INTERSECTIONS ARIZONA HOLDINGS INC.

By:
Name:
Title:

INTERSECTIONS BUSINESS INTELLIGENCE SERVICES LLC

By:
Name:
Title:

INTERSECTIONS BUSINESS SERVICES LLC
By:
Name:
Title:

INTERSECTIONS HEALTH SERVICES, INC.
By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement
Intersections Inc.

INTERSECTIONS INSURANCE SERVICES INC.
By:
Name:
Title:

INTERSECTIONS BUSINESS SERVICES LLC
By:
Name:
Title:

INTERSECTIONS MARKETING SERVICES INC.
By:
Name:
Title:

NET ENFORCERS, INC.
By:
Name:
Title:

INTERSECTIONS HOLDINGS INC.
By:
Name:
Title:

I4C INNOVATIONS INC.
By:
Name:
Title:

INTERSECTIONS ENTERPRISES INC.
By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement
Intersections Inc.

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as
Administrative Agent

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement
Intersections Inc.

LENDERS:

BANK OF AMERICA, N.A., as a Lender, L/C
Issuer and Swingline Lender

By:
Name:
Title:

Signature Page to Amendment No. 2 to Credit Agreement
Intersections Inc.

SCHEDULE 2.01

COMMITMENTS AND APPLICABLE PERCENTAGES

Lender	Commitment	Applicable Percentage
Bank of America, N.A.	$7,500,000	100.000000000%
	$7,500,000	100.000000000%

Schedule 2.01 to Amendment No. 2 to Credit Agreement
Intersections Inc.